SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549







                                   FORM 8-K/A
                                     (12g3)



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




Date of Report: April 18, 2001



                             THE ART BOUTIQUE, INC.
                          ----------------------------
              (New name of registrant as specified in its charter)
(successor registrant under Sec. 12(g)3 of the Securities Exchange Act of 1934)


                                  KEARNEY, INC.
                              --------------------
                     (Prior name of corporation pre-merger)


 WYOMING                        000-31057               83-0327512
- ----------------              -------------            ------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation                                          pre-merger)
pre-merger)

WYOMING
- -----------------             -------------            ------------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation                                          post-merger)
post-merger)


                    P.O. Box 4644, Casper, Wyoming 82604-4644
           ----------------------------------------------------------
                                  (NEW ADDRESS)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: None




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ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

               None.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

               None.


ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

               None.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               None.


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ITEM 5.    OTHER EVENTS

                None.

ITEM 6.    RESIGNATION AND APPOINTMENT OF OFFICERS AND DIRECTORS


     The officers and Directors of The Art Boutique, Inc. now form the Board after the Merger of companies. A prior Director of Kearney, Inc., Percy S. Chopping, Jr., resigned effective upon the Merger. A prior 8-K incorrectly had Ronald A. Shogren being a resigned director when it was Percy S. Chopping who resigned. The current directors and officers are:


     WILLIAM A. ERICKSON, age 68, is President and a Director of the Company. Mr. Erickson graduated from the University of Wyoming in 1959 with a Bachelor of Science degree in Education. He served in the Armed Forces from 1950 to 1955. He has been associated with the real estate business for forty years, starting in 1960 when he received his real estate license. He qualified as a real estate broker in 1986. Mr. Erickson is currently working toward an Associate of Applied Science Degree/Computer Science with Business option. Mr. Erickson was a Director and officer of Bird-Honomichl, Inc. (1994-1998). Mr. Erickson is currently an Officer and Director of The Art Boutique, Inc., Fuels, Inc., Prairie, Inc., and was an officer and Director of Kearney, Inc. (1999 - 2000). He has been an Officer and Director of Tempus, Inc. (1997 - May 2000) and is President and Director of Garner Investments, Inc.


     RONALD A. SHOGREN, age 75, is a Director of the Company. Mr. Shogren attended Eastern Montana College. Mr. Shogren is the past Exalted Ruler of the Casper's Elk Lodge 1353. Mr. Shogren has been a licensed general contractor from 1976 to present. Mr. Shogren also has seventeen years experience as an insurance claims adjuster and presently owns and operates Cowboy State Claims Service. Mr. Shogren is President and Director of Shogi, Inc. and a Director of Butts, Inc. He is a Director of Garner Investments, Inc.



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


     MICHAEL R. BUTLER, age 46, is Secretary/Treasurer and a Director of the Company. Mr. Butler was employed for 19 years by Amoco Production Company, an oil and gas producing company operating in the state of Wyoming. In 1997 and 1998, Mr. Butler has owned and operated a farm/ranch west of Casper, Wyoming. Mr. Butler has been trained in and has experience in waterflood injection, oil and gas producing operations, maintenance, and wetland development. Mr. Butler is a Director of Hindsight, Inc. dba Oil City Printers, a commercial printing business (since 1988). Mr. Butler is a Director and Secretary/Treasurer of The Art Boutique, Inc. (since 1996), Phillips 44, Inc. (1998 - 2000), and was a Directory and Secretary of Tempus, Inc. (1997 - 2000).



ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

        Financial Statements -

                                1.  Audited Financial Statements of The Art
                                    Boutique, Inc. for the periods ended.  Decem
                                    -ber 31, 1998 and 1999.*

                                2. Pro Forma Consolidated Financial Statements (Unaudited) of The Art Boutique, Inc. after merger with Kearney, Inc.*


        Exhibits -           10.1 Articles of Merger*
                             10.2 Plan of Merger*

* Previously filed


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  April 18, 2001                          The Art Boutique, Inc.



                                               By: /s/ William A. Erickson
                                                  ------------------------------
                                                  William A. Erickson, President

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